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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)    APRIL 10,  2001
                                                         ----------------------


                        CENTRAL VALLEY COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)


             California                0001-127371          77-9539125
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   (State or other jurisdiction of     (Commission         (IRS Employer
           incorporation)              File Number)     Identification No.)


600 Clovis Avenue, Clovis, California                                   93612
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         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (559) 298-1775
                                                  -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         (a) PRESS RELEASES. On April 10, 2001, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the quarter-ended March 31, 2001. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      EXHIBITS

                  Exhibit 99.1 Central Valley Community Bancorp press release dated April 10, 2001 containing unaudited financial information and accompanying discussion for the quarter-ended March 31, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: April 10, 2001             CENTRAL VALLEY COMMUNITY BANCORP



                                  /s/ Daniel J. Doyle
                                 -----------------------------------------------
                                 Daniel J. Doyle, President and Chief
                                 Executive Officer (Principal Executive Officer)


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                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.      Description
------------      -----------
99.1              Central Valley Community Bancorp press release dated April 10,
                  2001, containing unaudited financial information and accompanying discussion for the quarter-ended March 31, 2001.